                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                          WAIVER AND THIRD AMENDMENT
                                      TO
                      AMENDED AND RESTATED LOAN AGREEMENT

  THIS WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT, dated as of the 13th day of October, 2000 (this "Amendment"), is made by and among
                                           ---------
AMERICAN TOWER, L.P., a Delaware limited partnership, AMERICAN TOWERS, INC., a Delaware corporation, VERESTAR, INC. (f/k/a ATC TELEPORTS, INC.), a Delaware corporation (collectively, the "Borrowers"), THE FINANCIAL INSTITUTIONS
                                ---------
SIGNATORIES HERETO and TORONTO DOMINION (TEXAS), INC., as administrative agent (in such capacity, the "Administrative Agent").
                        --------------------

                              W I T N E S S E T H:
                              -------------------

  WHEREAS, the Borrowers, the Lenders (as defined therein), the Issuing Bank (as defined therein) and the Administrative Agent are all parties to that certain Amended and Restated Loan Agreement dated as of January 6, 2000 (as previously amended and as hereafter amended, modified, restated and supplemented from time to time, the "Loan Agreement"); and
              --------------

  WHEREAS, the Borrowers have requested amendments to certain provisions of the Loan Agreement, and, subject to the terms and conditions set forth herein, the Lenders and the Administrative Agent are willing to amend certain provisions of the Loan Agreement as more specifically set forth herein;

  NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement, and further hereby agree as follows:


  1.  Waiver.  As a result of certain accounting treatments, the Borrower and
      ------
its Subsidiaries have entered into certain transponder lease agreements in violation of Section 7.1(g) of the Loan Agreement. The Borrower has requested that the Majority Lenders waive any Default or Event of Default that may have occurred as a result of its entering into the transponder lease agreements.
Upon the execution hereof by the Majority Lenders, the Majority Lenders hereby waive any Default or Event of Default under Section 7.1(g) of the Loan Agreement that may have existed on or prior to the effective date of this Amendment solely as a result of the Borrower's transponder lease agreements.

     2.  Amendments.  The Loan Agreement is hereby amended as more fully set for
         ----------
the below:

         (a)  Amendment to Article 1.  Section 1.1 of the Loan Agreement,
              ----------------------
Definitions, is hereby amended by deleting the definitions of "Available
                                                               ---------
Revolving Loan Commitment" and "Available Term Loan A Commitment" in their
-------------------------       --------------------------------
entireties and by substituting the following definitions in lieu thereof:

              "Available Revolving Loan Commitment" shall mean, as of any date,
               -----------------------------------
     (a) for all times prior to the Borrowing BasE Termination Date, the lesser of (i)(A) the Revolving Loan Commitments in effect on such date minus (B)
                                                                     -----
     the sum of (1) the Revolving Loans then outstanding plus (2) the Letter of
                                                         ----
     Credit Obligations then outstanding, and (ii)(A) the Borrowing Base on
                                          ---
     such date minus (B) the sum of (1) all Loans then outstanding (together
               -----
     with all Term Loan A Loans to be advanced on such date) plus (2) the
                                                             ----
     Letter of Credit Obligations then outstanding plus (3) any Capitalized
                                                   ----
     Lease Obligations then outstanding in excess of $50,000,000.00, and, (b) for all other times, the difference between (i) the Revolving Loan Commitments in effect on such date minus (ii) the sum of (A) the Revolving
                                        -----
     Loans then outstanding plus (B) the Letter of Credit Obligations then
                            ----
     outstanding."

              "Available Term Loan A Commitment" shall mean, as of any date (and
               --------------------------------
     subject to Section 2.1(b) hereof), (a) for all times prior to the Borrowing Base Termination Date, the lesser of (i)(A) the Term Loan A Commitments in effect on such date minus (B) the Term Loan A Loans then outstanding, and
                         -----                                             ---
     (ii)(A) the Borrowing Base on such date minus (B) the sum of (1) all Loans
                                             -----
     then outstanding (together with all Revolving Loans to be advanced on such date) plus (2) the Letter of Credit Obligations then outstanding plus (3)
           ----                                                       ----
     any Capitalized Lease Obligations then outstanding in excess of $50,000,000.00, and (b) for all other times, the difference between (i) the Term A Loan Commitment in effect on such date and (ii) the Term A Loans then outstanding."

         (b)  Amendment to Article 2. Section 2.7(b)(vi) of the Loan Agreement
              ----------------------
Loans in excess of Borrowing Base, is hereby amended by deleting such section
---------------------------------
in its entirety and substituting in lieu thereof the following section:

              "(vi)  Loans in Excess of Borrowing Base.  If, on any date prior
                     ---------------------------------
     to the Borrowing Base Termination Date, the Loans then outstanding exceed the difference of (A) the Borrowing Base minus (B) any Capitalized Lease
                                              -----
     Obligations then outstanding in excess of $50,000,000.00 on such date, the Loans shall be repaid in an amount equal to, in the aggregate, such excess. The Borrowers may, at their option, apply such reduction to the Revolving Loans, the Term Loan A Loans or Term Loan B Loans."

         (c)  Amendment to Article 6. Section 6.3 of the Loan Agreement,
              ----------------------
Performance Certificates, is hereby amended by deleting subsection (c) thereof in its entirety and by substituting the following subsection in lieu thereof:

               "(c) containing a list of all Acquisitions, Investments, Restricted Payments, dispositions of assets and any outstanding Capitalized Lease Obligations from the Agreement Date through the date of such certificate together with the total amount for each of the foregoing categories;"

          (d)  Amendment to Article 7.  Section 7.1 of the Loan Agreement,
               ----------------------
Indebtedness of the Borrowers and the Restricted Subsidiaries, is hereby
-------------------------------------------------------------
amended by deleting subsection (g) thereof in its entirety and by substituting the following subsection in lieu thereof:

               "(g) Capitalized Lease Obligations not to exceed in the aggregate at any one time outstanding $100,000,000.00;"

     3.  No Other Amendment.  Except for the amendments and waiver set
         ------------------
forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No amendment or waiver by the Administrative Agent, the Issuing Bank or the Lenders under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent, the Issuing Bank and the Lenders expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendments and waiver agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent, the Issuing Bank and the Lenders at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Issuing Bank, the Lenders or the Majority Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

     4.  Condition Precedent.  The effectiveness of this Amendment is
         -------------------
subject to receipt by the Administrative Agent of executed signature pages to this Amendment from the Majority Lenders.

     5.  Counterparts.  This Amendment may be executed in any number of
         ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     6.  Governing Law.  This Amendment shall be construed in accordance
         -------------
with and governed by the laws of the State of New York.

     7.  Severability.  Any provision of this Amendment which is
         ------------
prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.


BORROWERS:               AMERICAN TOWER, L.P., a Delaware limited partnership

                         By ATC GP INC., its General Partner


                         By: /s/ Joseph L. Winn
                             -------------------------------------------------
                             Name:  Joseph L. Winn
                                    ------------------------------------------
                             Title: Chief Financial Officer
                                    ------------------------------------------


                         AMERICAN TOWERS, INC., a Delaware corporation


                         By: /s/ Joseph L. Winn
                             -------------------------------------------------
                             Name:  Joseph L. Winn
                                    ------------------------------------------
                             Title: Chief Financial Officer
                                    ------------------------------------------


                         VERESTAR, INC., a Delaware corporation


                         By: /s/ Joseph L. Winn
                             -------------------------------------------------
                             Name:  Joseph L. Winn
                                    ------------------------------------------
                             Title: Chief Financial Officer
                                    ------------------------------------------

ADMINISTRATIVE AGENT
AND LENDERS:             TORONTO DOMINION (TEXAS), INC., as Administrative
                         Agent, for itself, the Issuing Bank and the Lenders, as Issuing Bank and as a Lender


                         By: /s/ Jano Mott
                             ----------------------------------------
                            Name:  Jano Mott
                                   ----------------------------------
                            Title: Vice President
                                   ----------------------------------

                            THE BANK OF NEW YORK, as a Lender


                            By: /s/ Geoffrey C. Brooks
                                -------------------------------------------
                                Name:  Geoffrey C. Brooks
                                      -------------------------------------
                                Title: Senior Vice President
                                       ------------------------------------

                            THE CHASE MANHATTAN BANK, as a Lender


                            By: /s/ William E. Rottino
                                -------------------------------------------
                                Name:  William E. Rottino
                                      -------------------------------------
                                Title: Vice President
                                       ------------------------------------

                            CREDIT SUISSE FIRST BOSTON, as Lender


                            By: /s/ David L. Sawyer
                                -------------------------------------------
                                Name:  David L. Sawyer
                                      -------------------------------------
                                Title: Vice President
                                      -------------------------------------


                            By: /s/ Kristin Lepri
                                -------------------------------------------
                                Name:  Kristin Lepri
                                      -------------------------------------
                                Title: Associate
                                      -------------------------------------

                         ALLFIRST BANK, as a Lender


                         By: /s/ W. Blake Hampson
                             -----------------------------------------
                             Name:  W. Blake Hampson
                                   -----------------------------------
                             Title: Vice President
                                    ----------------------------------

                         ALLSTATE LIFE INSURANCE COMPANY, as a Lender


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________


                         AIMCO CDO SERIES 2000-A, as a Lender



                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                         AMARA-2 FINANCE, LTD., as a Lender
                         By: INVESCO Senior Secured Management, Inc., as Subadvisor


                         By: /s/ Thomas H.B. Ewald
                             ------------------------------------------------
                             Name:  Thomas H.B. Ewald
                                    -----------------------------------------
                             Title: Authorized Signatory
                                    -----------------------------------------


                         AVALON CAPITAL LTD., as a Lender
                         By: INVESCO Senior Secured Management, Inc., as Portfolio Advisor


                         By: /s/ Thomas H.B. Ewald
                             -----------------------------------------------
                             Name:  Thomas H.B. Ewald
                                    ----------------------------------------
                             Title: Authorized Signatory
                                    ----------------------------------------


                         AVALON CAPITAL LTD. 2, as a Lender
                         By: INVESCO Senior Secured Management, Inc., as Portfolio Advisor


                         By: /s/ Thomas H.B. Ewald
                             -----------------------------------------------
                             Name:  Thomas H.B. Ewald
                                    ----------------------------------------
                             Title: Authorized Signatory
                                    ----------------------------------------


                         CERES II FINANCE LTD., as a Lender
                         By: INVESCO Senior Secured Management, Inc., as Sub-Managing Agent (Financial)


                         By: /s/ Thomas H.B. Ewald
                             -----------------------------------------------
                             Name:  Thomas H.B. Ewald
                                    ----------------------------------------
                             Title: Authorized Signatory
                                    ----------------------------------------

                         TRITON CDO IV, LIMITED, as a Lender
                         By: INVESCO Senior Secured Management, Inc., as Investment Advisor


                         By: /s/ Thomas H.B. Ewald
                             -------------------------------------------
                             Name:  Thomas H.B. Ewald
                                    ------------------------------------
                             Title: Authorized Signatory
                                    ------------------------------------

                         ARCHIMEDES FUNDING, L.L.C., as a Lender
                         By: ING Capital Advisors LLC, as Collateral Manager


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________


                         ARCHIMEDES FUNDING II, LTD., as a Lender
                         By: ING Capital Advisors LLC, as Collateral Manager


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                         ARCHIMEDES FUNDING III, LTD., as a Lender
                         By: ING Capital Advisors LLC, as Collateral Manager


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________


                         THE ING CAPITAL SENIOR SECURED HIGH INCOME FUND, L.P., as Assignee
                         By: ING Capital Advisors LLC, as Investment Advisor


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                         SEQUILS-ING I (HBDGM), LTD., as Assignee
                         By: ING Capital Advisors LLC, as Collateral Manager



                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                         ATHENA CDO, LIMITED, as a Lender
                         By: Pacific Investment Management Company, as its Investment Advisor


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________


                         BEDFORD CDO, LIMITED, as a Lender
                         By: Pacific Investment Management Company, as its Investment Advisor


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________


                         CAPTIVA III FINANCE LTD., as a Lender
                         As advised by Pacific Investment Management Company


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________


                         CAPTIVA IV FINANCE LTD., as a Lender
                         As advised by Pacific Investment Management Company


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                         CATALINA CDO LTD., as a Lender
                         By: Pacific Investment Management Company, as its Investment Advisor


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________


                         DELANO COMPANY, as a Lender
                         By: Pacific Investment Management Company, as its Investment Advisor


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________


                         ENHANCED BOND INDEX FUND SA31 (ACCT 138), as a Lender
                         By: Pacific Investment Management Company, as its Investment Advisor, acting through The Chase Manhattan Bank in the Nominee Name of Atwell & Co.


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________


                         ROYALTON COMPANY, as a Lender
                         By: Pacific Investment Management Company, as its Investment Advisor


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                         TRIGON HEALTHCARE INC. (ACCT 674), as a Lender
                         By: Pacific Investment Management Company, as its Investment Advisor, acting through The Bank of New York in the Nominee Name of Hare & Co.


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                         BALANCED HIGH YIELD FUND I LTD., as a Lender
                         By: BHF (USA) Capital Corporation
                             Acting as Attorney-in-Fact


                         By: /s/ Heidimarie E. Skor CFA
                             ------------------------------------------------
                             Name:  Heidimarie E. Skor CFA
                                    -----------------------------------------
                             Title: Managing Director, Asset Management
                                    -----------------------------------------



                         By: /s/ Dana L. McDougall
                             ------------------------------------------------
                             Name:  Dana L. McDougall
                                    -----------------------------------------
                             Title: Vice President
                                    -----------------------------------------


                         BALANCED HIGH YIELD FUND II, LTD., as a Lender
                         By: BHF (USA) Capital Corporation
                             Acting as Attorney-in-Fact


                         By: /s/ Heidimarie E. Skor CFA
                             ------------------------------------------------
                             Name:  Heidimarie E. Skor CFA
                                    -----------------------------------------
                             Title: Managing Director, Asset Management
                                    -----------------------------------------


                         By: /s/ Dana L. McDougall
                             ------------------------------------------------
                             Name:  Dana L. McDougall
                                    -----------------------------------------
                             Title: Vice President
                                    -----------------------------------------

                         BANK OF AMERICA, N.A., as a Lender


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                         BANK OF MONTREAL, as a Lender

                         By: /s/ Sarah Kim
                            -------------------------------------------
                            Name:  Sarah Kim
                                   ------------------------------------
                            Title: Director
                                   ------------------------------------

                         THE BANK OF NOVA SCOTIA, as a Lender


                         By:  /s/ P.A. Weissenberger
                              -----------------------------------------------
                              Name:  P.A. Weissenberger
                                     ----------------------------------------
                              Title: Authorized Signatory
                                     ----------------------------------------

                         BANK OF SCOTLAND, as a Lender


                         By: /s/ Joseph Fratus
                             --------------------------------------------
                             Name:  Joseph Fratus
                                    -------------------------------------
                             Title: Vice President
                                    -------------------------------------

                         BANK UNITED, as a Lender


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                         BANKERS TRUST COMPANY, as a Lender


                         By: /s/ Pam Divino
                             ---------------------------------------------
                             Name:  Pam Divino
                                   ---------------------------------------
                             Title: Vice President
                                   ---------------------------------------

                         BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH, as a Lender


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                         BEAR STEARNS CORPORATE LENDING INC., as a Lender


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                         CARAVELLE INVESTMENT FUND, L.L.C., as a Lender
                         By: Caravelle Advisors L.L.C.


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                         CARLYLE HIGH YIELD PARTNER II, LTD., as a Lender

                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                         CITIZENS BANK OF MASSACHUSETTS, as successor to US Trust, as a Lender


                         By: /s/ Daniel G. Eastman
                            ---------------------------------------------
                            Name:  Daniel G. Eastman
                                   --------------------------------------
                            Title: Senior Vice President
                                   --------------------------------------

                         CITY NATIONAL BANK, as a Lender


                         By: /s/ Patrick M. Drum
                             -----------------------------------------------
                             Name:  Patrick M. Drum
                                    ----------------------------------------
                             Title: Vice President
                                    ----------------------------------------

                         COBANK, ACB, as a Lender


                         By: /s/ Anita Youngblut
                             ------------------------------------------
                             Name:  Anita Youngblut
                                    -----------------------------------
                             Title: Vice President
                                    -----------------------------------

                         COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH


                         By:  /s/ Douglas W. Zylstra
                              -----------------------------------------------
                              Name:  Douglas W. Zylstra
                                     ----------------------------------------
                              Title: Senior Vice President
                                     ----------------------------------------


                         By:  /s/ Edward Reyser
                              -----------------------------------------------
                              Name:  Edward Reyser
                                     ----------------------------------------
                              Title: Executive Director
                                     -----------------------------------------

                         THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                         CITICORP USA, INC., as a Lender


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                         DEXIA PUBLIC FINANCE BANK-NEW YORK AGENCY (f/k/a CREDIT LOCAL DE FRANCE - NEW YORK
                         AGENCY), as a Lender


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                         CREDIT LYONNAIS NEW YORK BRANCH, as a Lender


                         By: /s/ Patrick McCarthy
                             ------------------------------------------
                             Name:  Patrick McCarthy
                                    -----------------------------------
                             Title: Authorized Signature
                                    -----------------------------------

                         CYPRESSTREE INSTITUTIONAL FUND, LLC, as a Lender
                         By:  CypressTree Investment Management Company, Inc.
                            Its Managing Member



                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________


                         CYPRESSTREE INVESTMENT FUND, LLC, as a Lender
                         By: CypressTree Investment Management Company, Inc., its Managing Member


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________


                         CYPRESSTREE INVESTMENT PARTNERS II, LTD., as a Lender
                         By: CypressTree Investment Management Company, Inc., as Portfolio Manager



                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                         CYPRESSTREE SENIOR FLOATING RATE FUND, as a Lender
                         By: CypressTree Investment Management Company, Inc., as Portfolio Manager



                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________


                         NORTH AMERICAN SENIOR FLOATING RATE FUND, as a Lender
                         By: CypressTree Investment Management Company, Inc., as Portfolio Manager



                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                         NIB Capital Bank N.V., as a Lender


                         By: /s/ Henk L. Huizing
                             ------------------------------------------
                             Name:  Henk L. Huizing
                                    -----------------------------------
                             Title: SVP
                                    -----------------------------------


                         By: /s/ Hans Rijnberg
                             ------------------------------------------
                             Name:  Hans Rijnberg
                                    -----------------------------------
                             Title: Vice President
                                    -----------------------------------

                         DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender


                         By: /s/ Patrick A. Keleher
                             ----------------------------------------------
                             Name:  Patrick A. Keleher
                                    ---------------------------------------
                             Title: Vice President
                                    ---------------------------------------


                         By: /s/ Michael S. Greenberg
                             ----------------------------------------------
                             Name:  Michael S. Greenberg
                                   ----------------------------------------
                             Title: Assistant Vice President
                                    ---------------------------------------

                         EATON VANCE CDO III, LTD., as a Lender
                         By:  Eaton Vance Management, as Investment Advisor


                         By: /s/ Scott H. Page
                             --------------------------------------------
                             Name:  Scott H. Page
                                    -------------------------------------
                             Title: Vice President
                                    -------------------------------------


                         EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender
                         By:  Eaton Vance Management, as Investment Advisor


                         By: /s/ Scott H. Page
                             -----------------------------------------------
                             Name:  Scott H. Page
                                    -----------------------------------------
                             Title: Vice President
                                    -----------------------------------------


                         EATON VANCE SENIOR INCOME TRUST, as a Lender
                         By:  Eaton Vance Management, as Investment Advisor


                         By: /s/ Scott H. Page
                             --------------------------------------------
                             Name:  Scott H. Page
                                    -------------------------------------
                             Title: Vice President
                                    -------------------------------------


                         OXFORD STRATEGIC INCOME FUND, as a Lender
                         By:  Eaton Vance Management, as Investment Advisor


                         By: /s/ Scott H. Page
                             ---------------------------------------------
                             Name:  Scott H. Page
                                    --------------------------------------
                             Title: Vice President
                                    --------------------------------------

                         SENIOR DEBT PORTFOLIO, as a Lender
                         By:  Boston Management and Research, as Investment
                         Advisor


                         By: /s/ Scott H. Page
                             ---------------------------------------------
                             Name:  Scott H. Page
                                    --------------------------------------
                             Title: Vice President
                                    --------------------------------------

                         ERSTE BANK DER OESTERREICHISCHEN
                         SPARKASSEN AG, as a Lender


                         By: /s/ John Fay
                             ----------------------------------------------
                             Name:  John Fay
                                    ---------------------------------------
                             Title: Assistant Vice President
                                    ---------------------------------------
                                    Erste Bank New York Branch


                         By: /s/ Rima Terradista
                             ----------------------------------------------
                             Name:  Rima Terradists
                                    ---------------------------------------
                             Title: Vice President
                                    ---------------------------------------

                         FC-CBO II LIMITED, as a Lender


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                         FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR HIGH INCOME FUND, as a Lender



                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________


                         VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO, as a Lender



                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________


                         VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER GROWTH PORTFOLIO, as a Lender



                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                         FIRST DOMINION FUNDING III, as a Lender



                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                         FIRST UNION NATIONAL BANK, as a Lender


                         By: /s/ Bruce W. Loftin
                             ------------------------------------------
                             Name:  Bruce W. Loftin
                                    -----------------------------------
                             Title: Senior Vice President
                                    -----------------------------------

                         FLEET NATIONAL BANK, as a Lender


                         By: /s/ Ellery (Tim) Willard
                             -----------------------------------------
                             Name: Ellery (Tim) Willard
                                   -----------------------------------
                            Title: Vice President
                                   -----------------------------------

                         FRANKLIN FLOATING RATE TRUST, as a Lender


                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                         THE FUJI BANK, LIMITED, as a Lender



                         By:__________________________________________
                             Name: ___________________________________
                             Title:___________________________________

                            GALAXY CLO 1999-1, LTD., as a Lender
                            By: SAI Investment Adviser, Inc.,
                            its Collateral Agent


                            By:___________________________________________
                               Name:______________________________________
                               Title:_____________________________________

                            GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender


                            By: /s/ Brian P. Ward
                                ------------------------------------------
                                Name:  Brian P. Ward
                                     -------------------------------------
                                Title: Manager - Operations
                                      ------------------------------------

                            HOWARD BANK, N.A., as a Lender


                            By: /s/ Michael W. Quinn
                               -------------------------------------------
                            Name:  Michael W. Quinn
                                 -----------------------------------------
                            Title: Sr. Vice President
                                  ----------------------------------------

                            IBM CREDIT CORPORATION, as a Lender


                            By:___________________________________________
                               Name:______________________________________
                               Title:_____________________________________

                            KEMPER FLOATING RATE FUND, as a Lender


                            By:___________________________________________
                               Name:______________________________________
                               Title:_____________________________________

                            KEY CORPORATE CAPITAL INC., as a Lender


                            By: /s/ Amy Ciano
                               -------------------------------------------
                               Name: Amy Ciano
                                    --------------------------------------
                               Title: Vice President
                                     -------------------------------------

                            KZH CYPRESSTREE-1 LLC, as a Lender


                            By:___________________________________________
                               Name:______________________________________
                               Title:_____________________________________


                            KZH ING-1 LLC, as a Lender


                            By:  /s/ Susan Lee
                               -------------------------------------------
                               Name: Susan Lee
                                    --------------------------------------
                               Title: Authorized Agent
                                     -------------------------------------


                            KZH ING-2 LLC, as a Lender


                            By: /s/ Susan Lee
                               -------------------------------------------
                               Name:  Susan Lee
                                    --------------------------------------
                               Title:  Authorized Agent
                                     -------------------------------------


                            KZH ING-3 LLC, as a Lender


                            By: /s/ Susan Lee
                               -------------------------------------------
                               Name:  Susan Lee
                                    --------------------------------------
                               Title: Authorized Agent
                                     -------------------------------------


                            KZH LANGDALE LLC, as a Lender


                            By: /s/ Susan Lee
                               -------------------------------------------
                               Name: Susan Lee
                                     -------------------------------------
                               Title:  Authorized Agent
                                       -----------------------------------

                            KZH RIVERSIDE LLC, as a Lender


                            By:___________________________________________
                               Name:______________________________________
                               Title:_____________________________________


                            KZH SHOSHONE LLC, as a Lender


                            By: /s/ Susan Lee
                               -------------------------------------------
                               Name:  Susan Lee
                                    --------------------------------------
                               Title:  Authorized Agent
                                     -------------------------------------


                            KZH SOLEIL-2 LLC, as a Lender


                            By:___________________________________________
                               Name:______________________________________
                               Title:_____________________________________

                            LEHMAN COMMERCIAL PAPER INC., as a Lender



                            By: /s/ G. Andrew Keith
                               -------------------------------------------
                               Name:  G. Andrew Keith
                                    --------------------------------------
                               Title:  Authorized Signatory
                                     -------------------------------------

                            LIBERTY-STEIN ROE ADVISOR FLOATING RATE
                            ADVANTAGE FUND, as a Lender
                            By:   Stein Roe & Farnham Incorporated, As Advisor


                            By: /s/ Brian W. Good
                               -------------------------------------------------
                               Name:  Brian W. Good
                                    --------------------------------------------
                               Title:  Sr. Vice President & Portfolio Manager
                                     -------------------------------------------

                            MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO, as a Lender
                            By: Merrill Lynch Investment Managers, L.P., as
                                Investment Advisor


                            By: /s/ Joseph Matteo
                               ---------------------------------------------
                               Name: Joseph Matteo
                                    ----------------------------------------
                               Title:  Authorized Signatory
                                     ----------------------------------------


                            MERRILL LYNCH PRIME RATE PORTFOLIO, as a Lender
                            By:  Merrill Lynch Investment Managers, L.P., as
                               Investment Advisor


                            By: /s/ Joseph Matteo
                               -----------------------------------------------
                               Name: Joseph Matteo
                                    ------------------------------------------
                               Title: Authorized Signatory
                                      ----------------------------------------


                            MASTER SENIOR FLOATING RATE TRUST, as a Lender


                            By: /s/ Joseph Matteo
                               -----------------------------------------------
                               Name: Joseph Matteo
                                    ------------------------------------------
                               Title: Authorized Signatory
                                     -----------------------------------------


                            MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., as a Lender


                            By: /s/ Joseph Matteo
                              ------------------------------------------------
                               Name:  Joseph Matteo
                                    ------------------------------------------
                               Title:  Authorized Signatory
                                     -----------------------------------------

                         SENIOR HIGH INCOME PORTFOLIO, INC., as a Lender


                         By: /s/ Joseph Matteo
                            --------------------------------------------------
                            Name: Joseph Matteo
                                 ---------------------------------------------
                            Title: Authorized Signatory
                                  --------------------------------------------


                         DEBT STRATEGIES FUND, INC., as a Lender


                         By: /s/ Joseph Matteo
                            --------------------------------------------------
                            Name: Joseph Matteo
                                 ---------------------------------------------
                            Title: Authorized Signatory
                                  --------------------------------------------


                         DEBT STRATEGIES FUND II, INC., as a Lender


                         By: /s/ Joseph Matteo
                            --------------------------------------------------
                            Name: Joseph Matteo
                                 ---------------------------------------------
                            Title: Authorized Signatory
                                  --------------------------------------------


                         DEBT STRATEGIES FUND III, INC., as a Lender


                         By: /s/ Joseph Matteo
                            --------------------------------------------------
                            Name: Joseph Matteo
                                 ---------------------------------------------
                            Title: Authorized Signatory
                                  --------------------------------------------


                         LONGHORN CDO (CAYMAN) LTD., as a Lender
                         By: Merrill Lynch Asset Management, L.P., as Attorney In Fact


                         By: /s/ Joseph Matteo
                            --------------------------------------------------
                            Name: Joseph Matteo
                                 ---------------------------------------------
                            Title: Authorized Signatory
                                 ---------------------------------------------

                         METROPOLITAN LIFE INSURANCE COMPANY, as a Lender


                         By: /s/ James R. Dingler
                            --------------------------------------------------
                            Name: James R. Dingler
                                 ---------------------------------------------
                            Title: Director
                                  --------------------------------------------

                         THE MITSUBISHI TRUST AND BANKING CORPORATION, as a
                         Lender


                         By: /s/ Toshihiro Hayashi
                            --------------------------------------------
                            Name:  Toshihiro Hayashi
                                 ---------------------------------------
                            Title: Senior Vice President
                                  --------------------------------------

                         MONY LIFE INSURANCE COMPANY, as a Lender


                         By:__________________________________________
                            Name:_____________________________________
                            Title:____________________________________

                         MORGAN STANLEY DEAN WITTER PRIME INCOME
                         TRUST, as a Lender


                         By: /s/ Sheila Finnerty
                            ------------------------------------------
                            Name: Sheila Finnerty
                                 -------------------------------------
                            Title: Sr. Vice President
                                  ------------------------------------

                         MOUNTAIN CAPITAL CLO I, LTD., as a Lender


                         By:____________________________________________
                            Name:_______________________________________
                            Title:______________________________________

                         MUIRFIELD TRADING LLC, as a Lender


                         By: /s/ Ann E. Morris
                            -----------------------------------------------
                            Name: Ann E. Morris
                                 ------------------------------------------
                            Title: Asst. Vice President
                                  -----------------------------------------


                         OLYMPIC FUNDING TRUST, SERIES 1999-1, as a Lender


                         By: /s/ Ann E. Morris
                            -----------------------------------------------
                            Name: Ann E. Morris
                                 ------------------------------------------
                            Title: Authorized Agent
                                  -----------------------------------------


                         PPM SPYGLASS FUNDING TRUST, as a Lender


                         By:_______________________________________________
                            Name:__________________________________________
                            Title:_________________________________________


                         WINGED FOOT FUNDING TRUST, as a Lender


                         By: /s/ Ann E. Morris
                            -----------------------------------------------
                            Name: Ann E. Morris
                                 ------------------------------------------
                            Title:  Authorized Agent
                                  -----------------------------------------

                         NATEXIS BANQUES POPULAIRES, as a Lender


                         By:____________________________________________
                            Name:_______________________________________
                            Title:______________________________________

                         NATIONAL CITY BANK, as a Lender


                         By:____________________________________________
                            Name:_______________________________________
                            Title:______________________________________

                         OCTAGON INVESTMENT PARTNERS II, LLC, as a Lender
                         By: Octagon Credit Investors, LLC, as sub-investment manager


                         By:___________________________________________________
                            Name:______________________________________________
                            Title:_____________________________________________


                         OCTAGON INVESTMENT PARTNERS III, LTD., as a Lender
                         By:  Octagon Credit Investors, LLC, as Portfolio
                         Manager


                         By:___________________________________________________
                            Name:______________________________________________
                            Title:_____________________________________________

                         OPPENHEIMER SENIOR FLOATING RATE FUND, as a Lender


                         By:___________________________________________________
                            Name:______________________________________________
                            Title:_____________________________________________

                         ML CLO XV PILGRIM AMERICA (CAYMAN) LTD., as a Lender
                         By:  Pilgrim Investments, Inc., as its investment
                         manager


                         By: /s/ Jeffrey A. Bakalar
                            ----------------------------------------------------
                            Name: Jeffrey A. Bakalar
                                 -----------------------------------------------
                            Title:  Senior Vice President
                                  ----------------------------------------------


                         ML CLO XX PILGRIM AMERICA (CAYMAN) LTD., as a Lender
                         By:  Pilgrim Investments, Inc., as its investment
                         manager


                         By: /s/ Jeffrey A. Bakalar
                            ----------------------------------------------------
                            Name: Jeffrey A. Bakalar
                                 -----------------------------------------------
                            Title: Senior Vice President
                                  ----------------------------------------------


                         PILGRIM CLO 1999-1 LTD., as a Lender
                         By:  Pilgrim Investments, Inc., as its investment
                         manager


                         By: /s/ Jeffrey A. Bakalar
                            ----------------------------------------------------
                            Name: Jeffrey A. Bakalar
                                 -----------------------------------------------
                            Title:  Senior Vice President
                                  ----------------------------------------------

                         PILGRIM PRIME RATE TRUST, as a Lender
                         By:  Pilgrim Investments, Inc., as its investment
                         manager


                         By: /s/ Jeffrey A. Bakalar
                            ----------------------------------------------------
                            Name: Jeffrey A. Bakalar
                                 -----------------------------------------------
                            Title: Senior Vice President
                                  ----------------------------------------------


                         SEQUILS-PILGRIM 1, LTD., as a Lender
                         By:  Pilgrim Investments, Inc., as its investment
                         manager


                         By: /s/ Jeffrey A. Bakalar
                            ----------------------------------------------------
                            Name: Jeffrey A. Bakalar
                                 -----------------------------------------------
                            Title: Senior Vice President
                                  ----------------------------------------------

                         PNC BANK, NATIONAL ASSOCIATION, as a Lender


                         By: /s/ Keith R. White
                            ----------------------------------------------------
                            Name: Keith R. White
                                ------------------------------------------------
                            Title: Vice President
                                  ----------------------------------------------

                         PUTNAM HIGH YIELD TRUST, as a Lender


                         By:____________________________________________
                            Name:_______________________________________
                            Title:______________________________________

                         ROYAL BANK OF CANADA, as a Lender


                         By:____________________________________________
                            Name:_______________________________________
                            Title:______________________________________

                         SANKATY HIGH YIELD PARTNERS II, L.P., as a Lender


                         By: /s/ Diane J. Exter
                            ---------------------------------------------------
                            Name: Diane J. Exter
                                 ----------------------------------------------
                            Title: Executive Vice President
                                  ---------------------------------------------
                                   Portfolio Manager


                         Sankaty Advisors, Inc. as Collateral
                         Manager for GREAT POINT CLO
                         1999-1 LTD., as Term Lender


                         By: /s/ Diane J. Exter
                            ---------------------------------------------------
                            Name: Diane J. Exter
                                 ----------------------------------------------
                            Title: Executive Vice President
                                  ---------------------------------------------
                                   Portfolio Manager

                         SUNTRUST BANK, as a Lender


                         By:____________________________________________
                            Name:_______________________________________
                            Title:______________________________________

                         TEXTRON FINANCIAL CORPORATION, as a Lender


                         By: /s/ Stuart Schulman
                            ----------------------------------------------------
                            Name:  Stuart Schulman
                                 -----------------------------------------------
                            Title: Managing Director
                                  ----------------------------------------------

                         UNION BANK OF CALIFORNIA, N.A., as a Lender


                         By: /s/ Stender E. Sweeney II
                            ---------------------------------------------------
                            Name:  Stender E. Sweeney II
                                 ----------------------------------------------
                            Title: Vice President
                                  ---------------------------------------------

                         VAN KAMPEN SENIOR INCOME TRUST, as a Lender
                         By: Van Kampen Investment Advisory Corp.


                         By: /s/ Darvin D. Pierce
                            ---------------------------------------------------
                            Name:  Darvin D. Pierce
                                 ----------------------------------------------
                            Title: Vice President
                                  ---------------------------------------------

                         WEBSTER BANK, as a Lender


                         By: /s/ Paul T. Savino
                            --------------------------------------------------
                            Name: Paul T. Savino
                                 ---------------------------------------------
                            Title: Vice President
                                  --------------------------------------------